Deposits, Prepayments and Deferred Expenses - Disclosure of Detailed Information about Deposits Prepayments and Deferred Expenses Explanatory (Detail) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Disclosure of Deposits Prepayments and Deferred Expenses [Abstract]
Deferred directors and officers insurance expenses	$ 1,093
Other prepayments	895	$ 624
Value-Added Tax recoverable	507	547
Payment in advance to suppliers	250	5
Deposits	14
Deposits, prepayments and deferred expenses	$ 2,759	$ 1,176